EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with Amendment No. 1 to the Annual Report on Form 10-K/A of Fresh Harvest Products, Inc. (the “Registrant”) for the year ended October 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael J. Friedman, Principal Executive and Principal Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: May 25, 2011
By: /s/ Michael J. Friedman
Name: Michael J. Friedman Title: President, Chief Executive Officer and Chief Financial Officer